Accounts Receivable, Net (Details) - Schedule of accounts receivable and allowance for doubtful accounts - Accounts Receivable [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable	¥ 232,027	$ 35,559	¥ 130,376
Less: allowance for doubtful accounts	(3,813)	(584)	(10,266)
Accounts receivable, net	¥ 228,214	$ 34,975	¥ 120,110